iShares®

iShares, Inc., iShares Trust and iShares U.S. ETF Trust

Supplement dated August 25, 2022 (the “Supplement”)

to the Statements of Additional Information (“SAIs”)

for each of the Funds listed below (each, a “Fund” and together, the “Funds”)

The information in this Supplement updates the information in, and should be read in conjunction with, the SAI for each Fund.

The Funds have liquidated effective August 25, 2022. All references to the Funds in the SAIs are hereby removed.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares Funds

Supplement to the Statement of Additional Information dated as of December 1, 2021 (as revised January 3, 2022):

iShares Evolved U.S. Consumer Staples ETF (IECS)

iShares Evolved U.S. Financials ETF (IEFN)

iShares Evolved U.S. Healthcare Staples ETF (IEHS)

iShares Evolved U.S. Innovative Healthcare ETF (IEIH)

iShares Evolved U.S. Media and Entertainment ETF (IEME)

Supplement to the Statement of Additional Information dated as of December 1, 2021 (as revised June 28, 2022):

iShares MSCI USA Mid-Cap Multifactor ETF (MIDF)

Supplement to the Statement of Additional Information dated as of December 30, 2021:

iShares MSCI Argentina and Global Exposure ETF (AGT)

Supplement to the Statement of Additional Information dated as of December 30, 2021 (as revised February 7, 2022):

iShares MSCI Japan Equal Weighted ETF (EWJE)

Supplement to the Statement of Additional Information dated as of December 30, 2021 (as revised August 5, 2022):

iShares MSCI Colombia ETF (ICOL)

Supplement to the Statement of Additional Information dated as of March 1, 2022:

iShares Interest Rate Hedged Emerging Markets Bond ETF (EMBH)

Supplement to the Statement of Additional Information dated as of August 1, 2022:

iShares Currency Hedged JPX-Nikkei 400 ETF (HJPX)

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-FC-0822

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE